Exhibit 99.2

Comments of Marti Morfitt, Chief Executive Officer at Telephone Conference March 8, 2004:

*	We are encouraged that, year to date through February, our core nasal strip sale are up 7 percent versus last fiscal year.

*	The FiberChoice business is expected to be up 28% in fiscal 2004 versus 2003 and is poised for future growth.